CITIGROUP ALTERNATIVE INVESTMENTS
                       MULTI-ADVISER HEDGE FUND PORTFOLIOS
                         (a Limited Liability Company)

                             Multi-Strategy Series M
                             Multi-Strategy Series G

                        731 Lexington Avenue, 25th Floor
                            New York, New York 10022
                                 (212) 816-4999
                           (Please note new address.)

                        SUPPLEMENT DATED OCTOBER 3, 2005
                   TO OFFERING MEMORANDUM DATED AUGUST 1, 2005


This Supplement is to advise you of a number of important matters relating to each Series of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios (the "Company").

TAX CONVERSION TO SUBCHAPTER M CORPORATION. First, please note that the Tax Conversion with respect to each Series referred to in the Offering Memorandum dated August 1, 2005 occurred at the close of business on September 30, 2005. The operation of each Series as a partnership for Federal tax purposes was terminated on such date. Each Series intends to elect, effective October 1, 2005, to be treated as a corporation and, as more fully described in the Offering Memorandum, intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Accordingly, for persons making their initial purchase of Shares on October 3, 2005 or at any time thereafter, all references to the operation and tax treatment of the Series as partnerships should be disregarded. Principal references to each Series' operation and tax treatment as a partnership occur in the following sections of the Offering Memorandum: "Allocation of Profit and Loss Prior to the Tax Conversion Date (p.15), "Summary of Tax Aspects Prior to the Tax Conversion Date" (p.20), "Capital Accounts and Allocations Prior to the Tax Conversion Date" (p.71), and "Tax Aspects Applicable Prior to the Tax Conversion Date" (p.87). Please refer instead to the following sections of the Offering
Memorandum: "Summary of Tax Aspects As Of and After the Tax Conversion Date" (p.20), "Distribution Policy" (p.73), "Tax Aspects Generally" (p.87), "Tax Aspects Relating to the Tax Conversion" (p.99), and "Tax Aspects Applicable As Of and After the Tax Conversion Date" (p.99).

RAYMOND NOLTE NAMED SOLE PORTFOLIO MANAGER. Second, please note that Mr. Raymond Nolte replaced Mr. David Vogel as sole portfolio manager with respect to each Series on September 1, 2005. Please disregard all references to Mr. Vogel as portfolio manager in the Offering Memorandum, including but not limited to that section of the Memorandum headed "The Adviser", or in any other document discussing the Company. Mr. Vogel continues to serve as President of the Company and as Chairman of its Board of Directors.

From 1996 to April 2005, Mr. Nolte was Global Head and Chief Investment Officer of the Deutsche Bank ARS Fund of Funds business. From April 2005 until joining Citigroup Alternative Investments LLC ("CAI" or the "Adviser"), Mr. Nolte served as Vice Chairman of Deutsche Bank ARS and Head of its Single Manager Hedge Fund business. Mr. Nolte is currently the Chief Executive Officer of the Citigroup Alternative Investments Fund of Hedge Funds business.

The following table provides information as of September 1, 2005 relating to Mr. Nolte's other investment activities.

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   Portfolio Manager      Number of Registered   Beneficial Ownership      Number of Other        Number of Other
                          Investment Companies   of Equity Securities     Pooled Investment     Accounts Managed and
                           Managed and Total         in the Company      Vehicles Managed and     Total Assets for
                            Assets for such                                Total Assets for         such Accounts
                                Accounts                                     such Accounts
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Raymond Nolte             One (1) Registered     0                       Thirty-two (32)        Three (3) Other
                          Investment Company                             Pooled Investment      Accounts with assets
                          with assets of                                 Vehicles with assets   of $1,450,901,686
                          $278,901,736                                   of $1,419,278,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


With respect to the accounts identified in the table above, Mr. Nolte manages one registered investment company, thirty-two pooled investment vehicles and three other accounts with assets totaling $278,901,736, $1,419,278,000 and $1,450,901,686, respectively, for which the advisory fees are based in part on performance of the accounts.

Mr. Nolte's compensation is a combination of salary, discretionary bonus, deferred compensation, retirement plans and automatic participation in a company-funded retirement bonus. The discretionary bonus is based upon the financial results and profitability of CAI as a whole, and that of CAI's Global Fund of Funds business unit. The discretionary bonus is not linked to the performance of any specific benchmark or that of any CAI investment fund or account; nor are specific asset size targets considered.

As of September 30, 2005, Mr. Nolte owned no Shares of the Series.

RESTRUCTURING OF ARRANGEMENTS WITH ADMINISTRATIVE SERVICE PROVIDERS. Finally, please note that the Company has restructured the arrangements with its administrative service providers. Previously, the Company retained CAI as the sole administrator and CAI in turn retained PFPC, Inc. ("PFPC") as a sub-administrator. Each of CAI and PFPC now has a separate agreement with the Company and each is a co-administrator to the Company. This restructuring is not expected to result in any changes in the scope or quality of the administrative services provided.


                                      * * *

This information supplements, and to the extent inconsistent therewith replaces, the information contained in the Company's Offering Memorandum dated August 1, 2005.



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